                                                                    EXHIBIT 99.2

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   BECKER DRAPKIN PARTNERS (QP), L.P.

          Item                                     Information

Name:                                   BECKER DRAPKIN PARTNERS (QP), L.P.

Address:                                500  Crescent  Court, Suite  230, Dallas,
                                        Texas 75201

Designated Filer:                       Becker Drapkin Management, L.P.

Date of Event Requiring Statement       November 18, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading       Pixelworks, Inc. [PXLW]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:                              By:      Becker Drapkin Management, L.P.
                                        Its:     General Partner

                                        By:      BC Advisors, LLC
                                        Its:     General Partner

                                        By:      /s/ Ashley Sekimoto
                                                 -------------------------------
                                        Name:    Ashley Sekimoto
                                        Title:   Attorney-in-Fact
                                        Date:    November 20, 2013

2.   BECKER DRAPKIN PARTNERS, L.P.

          Item                                     Information

Name:                                   BECKER DRAPKIN PARTNERS, L.P.

Address:                                500  Crescent  Court, Suite  230, Dallas,
                                        Texas 75201

Designated Filer:                       Becker Drapkin Management, L.P.

Date of Event Requiring Statement       November 18, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading       Pixelworks, Inc. [PXLW]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:                              By:      Becker Drapkin Management, L.P.
                                        Its:     General Partner

                                        By:      BC Advisors, LLC
                                        Its:     General Partner

                                        By:      /s/ Ashley Sekimoto
                                                 -------------------------------
                                        Name:    Ashley Sekimoto
                                        Title:   Attorney-in-Fact
                                        Date:    November 20, 2013

3.   BD PARTNERS IV, L.P.

          Item                                     Information

Name:                                   BD PARTNERS IV, L.P.

Address:                                500  Crescent  Court, Suite  230, Dallas,
                                        Texas 75201

Designated Filer:                       Becker Drapkin Management, L.P.

Date of Event Requiring Statement       November 18, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading       Pixelworks, Inc. [PXLW]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:                              By:      Becker Drapkin Management, L.P.
                                        Its:     General Partner

                                        By:      BC Advisors, LLC
                                        Its:     General Partner

                                        By:      /s/ Ashley Sekimoto
                                                 -------------------------------
                                        Name:    Ashley Sekimoto
                                        Title:   Attorney-in-Fact
                                        Date:    November 20, 2013

4.   BC ADVISORS, LLC

          Item                                     Information

Name:                                   BC ADVISORS, LLC

Address:                                500  Crescent  Court, Suite  230, Dallas,
                                        Texas 75201

Designated Filer:                       Becker Drapkin Management, L.P.

Date of Event Requiring Statement       November 18, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading       Pixelworks, Inc. [PXLW]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:
                                        By:      /s/ Ashley Sekimoto
                                                 --------------------------------
                                        Name:    Ashley Sekimoto
                                        Title:   Attorney-in-Fact
                                        Date:    November 20, 2013

5.   STEVEN R. BECKER

          Item                                     Information

Name:                                   STEVEN R. BECKER

Address:                                500  Crescent  Court, Suite  230, Dallas,
                                        Texas 75201

Designated Filer:                       Becker Drapkin Management, L.P.

Date of Event Requiring Statement       November 18, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading       Pixelworks, Inc. [PXLW]
Symbol:

Relationship of Reporting Person(s)     Director and 10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:
                                        By:      /s/ Ashley Sekimoto
                                                 -------------------------------
                                        Name:    Ashley Sekimoto
                                        Title:   Attorney-in-Fact
                                        Date:    November 20, 2013

6.   MATTHEW A. DRAPKIN

          Item                                     Information

Name:                                   MATTHEW A. DRAPKIN

Address:                                500  Crescent  Court, Suite  230, Dallas,
                                        Texas 75201

Designated Filer:                       Becker Drapkin Management, L.P.

Date of Event Requiring Statement       November 18, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading       Pixelworks, Inc. [PXLW]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting Person

Signature:
                                        By:      /s/ Ashley Sekimoto
                                                 -------------------------------
                                        Name:    Ashley Sekimoto
                                        Title:   Attorney-in-Fact
                                        Date:    November 20, 2013